UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 26, 2005

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2099 Pennsylvania Ave., N.W., 12th Floor, Washington, D.C.	20006-1813
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosure set forth in Item 5.02 below is incorporated by reference under this Item 1.01.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As of September 26, 2005, the Danaher Board of Directors elected James A. Lico Executive Vice President of the Company. Mr. Lico, 39 years old, has worked for Danaher since 1996, serving most recently as President of Fluke Corporation from July 2000 until September 2005, as Vice President and Group Executive of Danaher Corporation from December 2002 until September 2005, and as Vice President – Danaher Business Systems Office from September 2004 until September 2005. Mr. Lico holds office at the pleasure of the Board of Directors.

In addition, as of September 26, 2005 Danaher entered into a Noncompetition Agreement with Mr. Lico, which is attached as Exhibit 10.1 to this Current Report on Form 8-K. Under the terms of the Noncompetition Agreement, Mr. Lico agrees, during the term of his employment with Danaher and for a period of one year following termination of his employment, not to compete with Danaher anywhere in the United States, not to sell to, offer to sell to or solicit certain customers of Danaher, and not to hire or solicit any employees of Danaher or otherwise encourage any employees of Danaher to leave Danaher. The Noncompetition Agreement also contains obligations of Mr. Lico relating to nondisclosure of confidential information, works-made-for-hire and assignment of intellectual property, and nondisparagement. In consideration of Mr. Lico’s obligations under the agreement, Danaher agrees that if Danaher terminates Mr. Lico’s employment without cause prior to the termination of the agreement, Danaher will pay him severance equal to nine months salary (at the rate in effect at the time of termination) and an additional three months salary if the officer executes a standard release at the time of termination, subject to certain clawback provisions in the event the officer breaches the agreement.

The foregoing description of the Noncompetition Agreement does not purport to be complete and is qualified in its entirety by reference to the Noncompetition Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

10.1	Noncompetition Agreement dated September 26, 2005 by and between Danaher Corporation and James A. Lico.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ Daniel L. Comas
Name:	Daniel L. Comas
Title:	Executive Vice President and Chief Executive Officer

Dated: September 26, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Noncompetition Agreement dated September 26, 2005 by and between Danaher Corporation and James A. Lico.